Exhibit 4.55

AMENDMENT NO. 23 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 23 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 8, 2009, by and among Handy & Harman, a New York corporation (“Parent”), OMG, Inc., a Delaware corporation formerly known as Olympic Manufacturing Group, Inc. (“OMG”), Continental Industries, Inc., an Oklahoma corporation (“Continental”), Maryland Specialty Wire, Inc., a Delaware corporation (“Maryland Wire”), Handy & Harman Tube Company, Inc., a Delaware corporation (“H&H Tube”), Camdel Metals Corporation, a Delaware corporation (“Camdel”), Canfield Metal Coating Corporation, a Delaware corporation (“Canfield”), Micro-Tube Fabricators, Inc., a Delaware corporation (“Micro-Tube”), Indiana Tube Corporation, a Delaware corporation (“Indiana Tube”), Lucas-Milhaupt, Inc., a Wisconsin corporation (“Lucas”), Handy & Harman Electronic Materials Corporation, a Florida corporation (“H&H Electronic”), Sumco Inc., an Indiana corporation (“Sumco”), OMG Roofing, Inc., a Delaware corporation (“OMG Roofing”), OMNI Technologies Corporation of Danville, a New Hampshire corporation (“OMNI” and together with Parent, OMG, Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana Tube, Lucas, H&H Electronic, Sumco and OMG Roofing, each individually, a “Borrower” and collectively, “Borrowers”), Handy & Harman of Canada, Limited, an Ontario corporation (“H&H Canada”), ele Corporation, a California corporation (“ele”), Alloy Ring Service Inc., a Delaware corporation (“Alloy”), Daniel Radiator Corporation, a Texas corporation (“Daniel”), H&H Productions, Inc., a Delaware corporation (“H&H Productions”), Handy & Harman Automotive Group, Inc., a Delaware corporation (“H&H Auto”), Handy & Harman International, Ltd., a Delaware corporation (“H&H International”), Handy & Harman Peru, Inc., a Delaware corporation (“H&H Peru”), KJ-VMI Realty, Inc., a Delaware corporation (“KVR”), Pal-Rath Realty, Inc., a Delaware corporation (“Pal-Rath”), Platina Laboratories, Inc., a Delaware corporation (“Platina”), Sheffield Street Corporation, a Connecticut corporation (“Sheffield”), SWM, Inc., a Delaware corporation (“SWM”), Willing B Wire Corporation, a Delaware corporation (“Willing” and together with H&H Canada, ele, Alloy, Daniel, H&H Productions, H&H Auto, H&H International, H&H Peru, KVR, Pal-Rath, Platina, Sheffield and SWM, each individually, an “Existing Guarantor” and collectively, “Existing Guarantors”), The 7 Orne Street Nominee Trust, a Massachusetts nominee trust (“Orne Street Trust”), The 28 Grant Street Nominee Trust, a Massachusetts nominee trust (“28 Grant Street Trust”), 20 Grant Street Nominee Trust, a Massachusetts nominee trust (“20 Grant Street Trust” and together with Orne Street Trust and 28 Grant Street Trust, each a “New Guarantor” and collectively, the “New Guarantors” and together with Existing Guarantors, each a “Guarantor” and collectively, “Guarantors”),  Wachovia Bank, National Association, a national banking association that is successor by merger to Congress Financial Corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, “Agent”), and the financial institutions party thereto as lenders (collectively, “Lenders”).

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and Existing Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and provided and may hereafter make and provide loans, advances and other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated March 31, 2004, by and among Agent, Lenders, Borrowers and Existing Guarantors, as amended by Consent and Amendment No. 1 to Loan and Security Agreement, dated as of August 31, 2004, Amendment No. 2 to Loan and Security Agreement, dated as of October 29, 2004, Amendment No. 3 to Loan and Security Agreement, dated as of December 29, 2004, Amendment No. 4 to Loan and Security Agreement, dated as of May 20, 2005, Amendment No. 5 to Loan and Security Agreement, dated as of September 8, 2005, Amendment No. 6 and Waiver to Loan and Security Agreement, dated as of December 29, 2005, Consent and Amendment No. 7 to Loan and Security Agreement, dated as of January 24, 2006, Consent and Amendment No. 8 to Loan and Security Agreement, dated as of March 31, 2006, Amendment No. 9 to Loan and Security Agreement, dated as of July 18, 2006, Amendment No. 10 to Loan and Security Agreement, dated as of October 30, 2006, Amendment No. 11 and Waiver to Loan and Security Agreement, dated as of December 28, 2006, Amendment No. 12 and Consent to Loan and Security Agreement, dated as of December 28, 2006, Amendment No. 13 and Waiver to Loan and Security Agreement, dated as of March 29, 2007, Amendment No. 14 to Loan and Security Agreement, dated as of July 20, 2007, Amendment No. 15 to Loan and Security Agreement, dated as of September 10, 2007, Amendment No. 16 to Loan and Security Agreement, dated as of November 5, 2007, Amendment No. 17 to Loan and Security Agreement, dated as of January 11, 2008, Amendment No. 18 to Loan and Security Agreement, dated as of February 14, 2008, Amendment No. 19 to Loan and Security Agreement, dated as of February 14, 2008, Amendment No. 20 to Loan and Security Agreement, dated as of September 26, 2008, Amendment No. 21 to Loan and Security Agreement, dated as of October 29, 2008, and Amendment No. 22 to Loan and Security Agreement, dated as of March 12, 2009 (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement and the other Financing Agreements, and Agent and Lenders are willing to make such amendments, subject to terms and conditions set forth herein; and

WHEREAS, by this Amendment, Borrowers, Guarantors, Agent and Lenders desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

1.      Definitions.

(a)   Additional Definitions.  As used herein, the following terms shall have the following meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following:

(i)   “Amendment No. 23” shall mean Amendment No. 23 to Loan and Security Agreement, dated as of May 8, 2009, by and among Borrowers, Guarantors (including the Subsidiary Trusts), Agent and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii)   “Amendment No. 23 Effective Date” shall mean the first date on which all of the conditions precedent to the effectiveness of Amendment No. 23 shall have been satisfied or shall have been waived by Agent.

(iii)   “Existing Equipment Purchase Term Loan Balance” shall have the meaning set forth in Section 2.3(b) hereof.

(iv)   “Existing Equipment Purchase Term Loans” shall have the meaning set forth in Section 2.3(a) hereof.

(v)   “Existing Supplemental Term Loan Balance” shall have the meaning set forth in Section 2.3(b) hereof.

(vi)   “Existing Supplemental Term Loans” shall have the meaning set forth in Section 2.3(a) hereof.

(vii)   “Existing Term Loans” shall have the meaning set forth in Section 2.3(a) hereof.

(viii)   “Micro-Tube Term Note” shall mean the Term Promissory Note, dated the Amendment No. 23 Effective Date, by OMNI in favor of Agent in the original principal amount of $336,831, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

(ix)   “OMNI Term Note” shall mean the Term Promissory Note, dated the Amendment No. 23 Effective Date, by OMNI in favor of Agent in the original principal amount of $63,156, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

(x)   “Orne Street Trust” shall mean The 7 Orne Street Nominee Trust, a Massachusetts nominee trust, and its successors and assigns.

(xi)   “Parent Term Note” shall mean the Term Promissory Note, dated the Amendment No. 23 Effective Date, by H&H in favor of Agent in the original principal amount of $1,265,429, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

(xii)   “20 Grant Street Trust” shall mean 20 Grant Street Nominee Trust, a Massachusetts nominee trust, and its successors and assigns.

(xiii)   “28 Grant Street Trust” shall mean The 28 Grant Street Nominee Trust, a Massachusetts nominee trust, and its successors and assigns.

(xiv)   “Subsidiary Trusts” shall mean, collectively, Orne Street Trust, 28 Grant Street Trust and 20 Grant Street Trust; each referred to sometimes as a “Subsidiary Trust”.

(xv)   “Term Notes” shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Restated Camdel Term Note, (b) the Restated Canfield Term Note, (c) the Restated Continental Term Note, (d) the Restated Indiana Tube Term Note, (e) the Restated Lucas Term Note, (f) the Restated OMG Term Note, (g) the Restated Sumco Term Note, (h) the Micro-Tube Term Note, (i) the OMNI Term Note and (j) the Parent Term Note; each sometimes individually referred to herein as a “Term Note”.

(b)  Amendments to Definitions.

(i)   Collateral.  All references to the term “Collateral” in the Loan Agreement or any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the assets and properties of each Subsidiary Trust at any time subject to the security interest or lien of Agent, including the assets and properties described in Section 4 of this Amendment.

(ii)   Existing Camdel Term Loan Balance.  The definition of “Existing Camdel Term Loan Balance” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Camdel Term Loan Balance’ shall have the meaning set forth in Section 2.3(b) hereof.”

(iii)   Existing Camdel Term Note.  The definition of “Existing Camdel Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Camdel Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by Camdel in favor of Agent in the original principal amount of $1,623,763.”

(iv)   Existing Canfield Term Loan Balance.  The definition of “Existing Canfield Term Loan Balance” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Canfield Term Loan Balance’ shall have the meaning set forth in Section 2.3(b) hereof.”

(v)   Existing Canfield Term Note.  The definition of “Existing Canfield Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Canfield Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by Canfield in favor of Agent in the original principal amount of $1,042,295.”

(vi)   Existing Continental Term Loan Balance.  The definition of “Existing Continental Term Loan Balance” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Continental Term Loan Balance’ shall have the meaning set forth in Section 2.3(b) hereof.”

(vii)   Existing Continental Term Note.  The definition of “Existing Continental Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Continental Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by Continental in favor of Agent in the original principal amount of $1,843,813.”

        (viii)   Existing H&H Electronic Term Note.  The definition of “Existing H&H Electronic Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing H&H Electronic Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by H&H Electronic in favor of Agent in the original principal amount of $2,245,445.”

(ix)   Existing H&H Tube Term Loan Balance.  The definition of “Existing H&H Tube Term Loan Balance” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing H&H Tube Term Loan Balance’ shall have the meaning set forth in Section 2.3(b) hereof.”

(x)   Existing Indiana Tube Term Loan Balance.  The definition of “Existing Indiana Tube Term Loan Balance” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Indiana Tube Term Loan Balance’ shall have the meaning set forth in Section 2.3(b) hereof.”

(xi)   Existing Indiana Tube Term Note.  The definition of “Existing Indiana Tube Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Indiana Tube Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by Indiana Tube in favor of Agent in the original principal amount of $2,202,516.”

(xii)   Existing Lucas Term Loan Balance.  The definition of “Existing Lucas Term Loan Balance” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Lucas Term Loan Balance’ shall have the meaning set forth in Section 2.3(b) hereof.”

(xiii)   Existing Lucas Term Note.  The definition of “Existing Lucas Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Lucas Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by Lucas in favor of Agent in the original principal amount of $1,578,614.”

        (xiv)   Existing Maryland Wire Term Note.  The definition of “Existing Maryland Wire Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Maryland Wire Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by Maryland Wire in favor of Agent in the original principal amount of $3,252,001.”

(xv)   Existing OMG Term Loan Balance.  The definition of “Existing OMG Term Loan Balance” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing OMG Term Loan Balance’ shall have the meaning set forth in Section 2.3(b) hereof.”

(xvi)   Existing OMG Term Note.  The definition of “Existing OMG Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing OMG Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by OMG in favor of Agent in the original principal amount of $5,773,038.”

(xvii)   Existing Sumco Term Loan Balance.  The definition of “Existing Sumco Term Loan Balance” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Sumco Term Loan Balance’ shall have the meaning set forth in Section 2.3(b) hereof.”

(xviii)   Existing Sumco Term Note.  The definition of “Existing Sumco Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Existing Sumco Term Note’ shall mean the Amended and Restated Term Promissory Note, dated September 8, 2005, by Sumco in favor of Agent in the original principal amount of $2,053,933”.

        (xix)   Guarantors.  Each reference to the term “Guarantor” or “Guarantors” in the Loan Agreement or any of the other Financing Agreements is hereby amended to include, in addition and not in limitation, each Subsidiary Trust.

       (xx)   Information Certificate.  All references to the term “Information Certificate” in the Loan Agreement or any of the other Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Information Certificates of the Subsidiary Trusts delivered in connection with this Amendment.

        (xxi)   Maximum Credit.  The definition of “Maximum Credit” in Section 1.82 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.82  ‘Maximum Credit’ shall mean $110,000,000.”

       (xxii)   Mortgages.  The definition of “Mortgages” in Section 1.83 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.83  ‘Mortgages’ shall mean, individually and collectively, each of the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by Sumco in favor of Agent with respect to the Real Property and related assets of Sumco located in Indianapolis, Indiana; (b) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by Camdel in favor of Agent with respect to the Real Property and related assets of Camdel located in Camden, Delaware; (c) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by Indiana Tube in favor of Agent with respect to the Real Property and related assets of Indiana Tube located in Evansville, Indiana; (d) the Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by Parent in favor of Agent with respect to the Real Property and related assets of Parent located in Fairfield Connecticut; (e) the Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by Canfield in favor of Agent with respect to the Real Property and related assets of Canfield located in Canfield, Ohio; (f) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by Lucas in favor of Agent with respect to the Real Property and related assets of Lucas located in Cudahy, Wisconsin; (g) the Open End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by Daniel in favor of Agent with respect to the Real Property and related assets of Daniel located in Cleveland, Ohio; (h) the Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by Daniel in favor of Agent with respect to the Real Property and related assets of Daniel located in Waterbury, Connecticut; (i) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated March 31, 2004, by H&H Electronic in favor of Agent with respect to the Real Property and related assets of H&H Electronic located at 72 Elm Street, North Attleboro, Massachusetts; (j) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated of even date herewith, by Continental in favor of Agent with respect to the Real Property and related assets of Continental located in Tulsa, Oklahoma and Broken Arrow, Oklahoma; (k) the Charge, dated March 31, 2004, by H&H Canada in favor of Agent with respect to the Real Property and related assets of H&H Canada located in Rexdale, Ontario, Canada; (l) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Amendment No. 23 Effective Date, by Orne Street Trust in favor of Agent with respect to the Real Property and related assets of Orne Street Trust located at 7 Orne Street, North Attleboro, Massachusetts; (m) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Amendment No. 23 Effective Date, by 20 Grant Street Trust in favor of Agent with respect to the Real Property and related assets of 20 Grant Street Trust located at 20 Grant Street, North Attleboro, Massachusetts, and (n) the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the Amendment No. 23 Effective Date, by 28 Grant Street Trust in favor of Agent with respect to the Real Property and related assets of 28 Grant Street Trust located at 28 Grant Street, North Attleboro, Massachusetts.”

        (xxiii)   Restated Camdel Term Note.  The definition of “Restated Camdel Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Restated Camdel Term Note’ shall mean the Second Amended and Restated Term Promissory Note, dated the Amendment No. 23 Effective Date, by Camdel in favor of Agent in the original principal amount of $1,620,704, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

       (xxiv)   Restated Canfield Term Note.  The definition of “Restated Canfield Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Restated Canfield Term Note’ shall mean the Second Amended and Restated Term Promissory Note, dated the Amendment No. 23 Effective Date, by Canfield in favor of Agent in the original principal amount of $1,346,385, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

       (xxv)   Restated Continental Term Note.  The definition of “Restated Continental Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Restated Continental Term Note’ shall mean the Second Amended and Restated Term Promissory Note, dated the Amendment No. 23 Effective Date, by Continental in favor of Agent in the original principal amount of $1,907,232, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

        (xxvi)   Restated Indiana Tube Term Note.  The definition of “Restated Indiana Tube Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Restated Indiana Tube Term Note’ shall mean the Second Amended and Restated Term Promissory Note, dated the Amendment No. 23 Effective Date, by Indiana Tube in favor of Agent in the original principal amount of $2,257,800, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

       (xxvii)   Restated Lucas Term Note.  The definition of “Restated Lucas Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Restated Lucas Term Note’ shall mean the Second Amended and Restated Term Promissory Note, dated the Amendment No. 23 Effective Date, by Lucas in favor of Agent in the original principal amount of $1,830,269, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

       (xxviii)   Restated OMG Term Note.  The definition of “Restated OMG Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Restated OMG Term Note’ shall mean the Second Amended and Restated Term Promissory Note, dated the Amendment No. 23 Effective Date, by OMG in favor of Agent in the original principal amount of $2,856,291, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

       (xxix)   Restated Sumco Term Note.  The definition of “Restated Sumco Term Note” in the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Restated Sumco Term Note’ shall mean the Second Amended and Restated Term Promissory Note, dated the Amendment No. 23 Effective Date, by Sumco in favor of Agent in the original principal amount of $1,515,903, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.”

       (xxx)   Term Loans.  The definition of “Term Loans” in Section 1.131 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“1.1311 ‘Term Loans’ shall mean, collectively, the term loans made by or on behalf of Revolving Loan Lenders to certain Borrowers as provided for in Section 2.3 hereof in the aggregate original principal amount of $15,000,000; each sometimes being referred to herein individually as a ‘Term Loan’.”

(c)  Interpretation.  Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2.      Term Loans, Equipment Purchase Term Loans and Supplemental Term Loans.  Sections 2.3, 2.3A and 2.3B of the Loan Agreement are hereby amended by deleting such Sections in their entirety and replacing them with the following:

“2.3  Term Loans.

(a)  Prior to the Amendment No. 23 Effective Date:

(i)  Revolving Loan Lenders made Term Loans to (A) Camdel in the original principal amount of $1,623,763 (the “Existing Camdel Term Loan”), (B) Canfield in the original principal amount of $1,042,295 (the “Existing Canfield Term Loan”), (C) Continental in the original principal amount of $1,843,813 (the “Existing Continental Term Loan”), (D) H&H Electronic in the original principal amount of $2,245,445 (the “Existing H&H Electronic Term Loan”), (E) H&H Tube in the original principal amount of $534,583 (the “Existing H&H Tube Term Loan”), (F) Indiana Tube in the original principal amount of $2,202,516 (the “Existing Indiana Tube Term Loan”), (G) Lucas in the original principal amount of $1,578,614 (the “Existing Lucas Term Loan”), (H) Maryland Wire in the original principal amount of $3,252,001 (the “Existing Maryland Wire Term Loan”), (I) OMG in the original principal amount of $5,773,038 (the “Existing OMG Term Loan”), and (J) Sumco in the original principal amount of $2,053,933 (the “Existing Sumco Term Loan” and, together with the Existing Camdel Term Loan, the Existing Canfield Term Loan, the Existing Continental Term Loan, the Existing H&H Electronic Term Loan, the Existing H&H Tube Term Loan, the Existing Indiana Tube Term Loan, the Existing Lucas Term Loan, the Existing Maryland Wire Term Loan and the Existing OMG Term Loan, collectively, the “Existing Term Loans”);

(ii)  Revolving Loan Lenders made Equipment Purchase Term Loans to OMG in the aggregate original principal amount of $3,000,000 (the “Existing Equipment Purchase Term Loans”); and

(iii)  Wachovia made Supplemental Term Loans to Parent, OMG, Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana Tube, Lucas, H&H Electronic and Sumco in the aggregate original principal amount of $4,000,000 (the “Existing Supplemental Term Loans”).

(b)  Borrowers and Guarantors hereby acknowledge, confirm and agree that, as of the Amendment No. 23 Effective Date and immediately before giving effect to Amendment No. 23:

(i)  Camdel is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing Camdel Term Note in the principal amount of $658,271 (the “Existing Camdel Term Loan Balance”), plus accrued interest and fees thereon;

(ii)  Canfield is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing Canfield Term Note in the principal amount of $422,555 (the “Existing Canfield Term Loan Balance”), plus accrued interest and fees thereon;

(iii)  Continental is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing Continental Term Note in the principal amount of $747,509 (the “Existing Continental Term Loan Balance”), plus accrued interest and fees thereon;

(iv)  the Obligations of H&H Electronic to Revolving Loan Lenders evidenced by the Existing H&H Electronic Term Note, including principal, and all accrued interest and fees thereon, have been paid and satisfied in full;

(v)  H&H Tube is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing H&H Tube Term Note in the principal amount of $71,801, plus accrued interest and fees thereon;

(vi)  Indiana Tube is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing Indiana Tube Term Note in the principal amount of $892,900 (the “Existing Indiana Tube Term Loan Balance”), plus accrued interest and fees thereon;

(vii)  Lucas is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing Lucas Term Note in the principal amount of $639,962 (the “Existing Lucas Term Loan Balance”), plus accrued interest and fees thereon;

(viii)  the Obligations of Maryland Wire to Revolving Loan Lenders evidenced by the Existing Maryland Wire Term Note, including principal, and all accrued interest and fees thereon, have been paid and satisfied in full;

(ix)  OMG is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing OMG Term Note in the principal amount of $1,406,363 (the “Existing OMG Term Loan Balance”), plus accrued interest and fees thereon;

(x)  Sumco is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing Sumco Term Note in the principal amount of $832,669 (the “Existing Sumco Term Loan Balance”), plus accrued interest and fees thereon;

(xi)  OMG is indebted to Revolving Loan Lenders for the Obligations evidenced by the Existing Equipment Purchase Term Note in the principal amount of $509,166.67 (the “Existing Equipment Purchase Term Loan Balance”), plus accrued interest and fees thereon; and

(xii) Parent, OMG, Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana Tube, Lucas, H&H Electronic and Sumco are indebted to Wachovia for the Obligations in respect of the Existing Supplemental Term Loans in the principal amount of $3,480,701.73 (the “Existing Supplemental Term Loan Balance”), plus accrued interest and fees thereon.

(c)  On the Amendment No. 23 Effective Date, subject to the terms and conditions contained herein and in the other Financing Agreements, each Revolving Loan Lender severally (and not jointly) agrees to make:

(i)  an additional Term Loan to Camdel in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $962,433 which, together with the Existing Camdel Term Loan Balance, shall be consolidated (as so consolidated, the “Camdel Term Loan”) and evidenced by and be due and payable pursuant to the terms of the Restated Camdel Term Note, which shall supercede, replace, amend and restate the Existing Camdel Term Note;

(ii)  an additional Term Loan to Canfield in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $923,830 which, together with the Existing Canfield Term Loan Balance, shall be consolidated (as so consolidated, the “Canfield Term Loan”) and evidenced by and be due and payable pursuant to the terms of the Restated Canfield Term Note, which shall supercede, replace, amend and restate the Existing Canfield Term Note;

(iii)  an additional Term Loan to Continental in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $1,159,723 which, together with the Existing Continental Term Loan Balance, shall be consolidated (as so consolidated, the “Continental Term Loan”) and evidenced by and be due and payable pursuant to the terms of the Restated Continental Term Note, which shall supercede, replace, amend and restate the Existing Continental Term Note;

(iv)  an additional Term Loan to Indiana Tube in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $1,364,900 which, together with the Existing Indiana Tube Term Loan Balance, shall be consolidated (as so consolidated, the “Indiana Tube Term Loan”) and evidenced by and be due and payable pursuant to the terms of the Restated Indiana Tube Term Note, which shall supercede, replace, amend and restate the Existing Indiana Tube Term Note;

(v)  an additional Term Loan to Lucas in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $1,190,307 which, together with the Existing Lucas Term Loan Balance, shall be consolidated (as so consolidated, the “Lucas Term Loan”) and evidenced by and be due and payable pursuant to the terms of the Restated Lucas Term Note, which shall supercede, replace, amend and restate the Existing Lucas Term Note;

(vi)  an additional Term Loan to OMG in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $1,449,928 which, together with the Existing OMG Term Loan Balance, shall be consolidated (as so consolidated, the “OMG Term Loan”) and evidenced by and be due and payable pursuant to the terms of the Restated OMG Term Note, which shall supercede, replace, amend and restate the Existing OMG Term Note;

(vii)  an additional Term Loan to Sumco in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $683,234 which, together with the Existing Sumco Term Loan Balance, shall be consolidated (as so consolidated, the “Sumco Term Loan”) and evidenced by and be due and payable pursuant to the terms of the Restated Sumco Term Note, which shall supercede, replace, amend and restate the Existing Sumco Term Note;

(viii)  a Term Loan to Micro-Tube in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $336,831 (the “Micro-Tube Term Loan”) which shall be evidenced by and be due and payable pursuant to the terms of the Micro-Tube Term Note;

(ix)  a Term Loan to OMNI in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $63,156 (the “OMNI Term Loan”) which shall be evidenced by and be due and payable pursuant to the terms of the OMNI Term Note; and

(x)  a Term Loan to Parent in the original principal amount equal to such Revolving Loan Lender’s Pro Rata Share of $1,265,429 (the “Parent Term Loan” and together with the Camdel Term Loan, the Canfield Term Loan, the Continental Term Loan, the Indiana Tube Term Loan, the Lucas Term Loan, the OMG Term Loan, the Sumco Term Loan, the Micro-Tube Term Loan and the OMNI Term Loan, collectively, the “Term Loans” and each a “Term Loan”) which shall be evidenced by and be due and payable pursuant to the terms of the Parent Term Note.

(d)  The Term Loans: (i) shall be evidenced by the Term Notes, (ii) shall be repaid, together with interest and other amounts due in respect thereof, in accordance with this Agreement, the Term Notes and the other Financing Agreements, and (iii) shall be secured by the Collateral.  The principal amount of each of the Term Loans shall be repaid in sixty (60) equal consecutive monthly installments (or earlier as provided herein) in the amount set forth in each Term Note commencing on June 1, 2009 and on the first day of each month thereafter; provided, that, the entire unpaid principal amount of each of the Term Loans, together with all accrued and unpaid interest thereon and all other Obligations related thereto, shall be due and payable on the earlier of the effective date of the termination or non-renewal of the Financing Agreements or the acceleration of the Obligations in respect of the Term Loans.

(e)  Borrowers shall use the proceeds of the Term Loans for: (A) the repayment in full of the Existing Equipment Purchase Term Loan Balance and the Existing Supplemental Term Loan Balance, together with all accrued and unpaid interest thereon, (B) the prepayment of the Term B Loan in accordance with Section 2.3C(a)(iii) hereof, (C) payment of the costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of Amendment No. 23 and the other Amendment Documents (as defined in Amendment No. 23), and (D) general operating, working capital and other proper corporate purposes not otherwise prohibited by the terms hereof.

(f)  Except for the making of the Term Loans as set forth in this Section 2.3, Borrowers shall have no right to request, and Revolving Loan Lenders shall have no obligation to make, any additional loans or advances to Borrowers under this Section 2.3.  Any principal amount of the Term Loans which is repaid or prepaid may not be reborrowed.

2.3A  [Intentionally Deleted].

2.3B  [Intentionally Deleted].”

3.      Schedules to Loan Agreement.  The Loan Agreement is hereby amended by deleting Schedule 1.24 thereto and replacing it with the Schedule set forth on Schedule 1 attached to this Amendment.

4.      Grant of Security Interest.  Without limiting the provisions of Section 5 of the Loan Agreement, to secure payment and performance of all Obligations, each Subsidiary Trust hereby grants to Agent, for itself and the benefit of the Secured Parties, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the benefit of the Secured Parties, as security, all of its personal and real property and fixtures, and interests in property and fixtures, whether now owned or hereafter acquired or existing, and wherever located, including:

(a)  all Accounts;

(b)  all general intangibles, including, without limitation, all Intellectual Property;

(c)  all goods, including, without limitation, Inventory and Equipment;

(d)  all Real Property and fixtures;

(e)  all chattel paper, including, without limitation, all tangible and electronic chattel paper;

(f)  all instruments, including, without limitation, all promissory notes;

(g)  all documents;

(h)  all deposit accounts;

(i)  all letters of credit, banker’s acceptances and similar instruments and including all letter-of-credit rights;

(j)  all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(k)  all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of any Borrower or Guarantor now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of any Borrower or Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(l)  all commercial tort claims;

(m)  to the extent not otherwise described above, all Receivables;

(n)  all Records; and

(o)  all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

5.      Assumption of Obligations; Amendments to Guarantees and Financing Agreements.

(a)  Each Subsidiary Trust hereby expressly (i) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to all Existing Guarantors and as applied to each such Subsidiary Trust, with the same force and effect as if such Subsidiary Trust had originally executed and been an original Guarantor signatory to the Loan Agreement and the other Financing Agreements, (ii) is deemed to make as to itself and Existing Guarantors, and is, in all respects, bound by all representations and warranties made by Existing Guarantors to Agent and Lenders set forth in the Loan Agreement or in any of the other Financing Agreements, (iii) agrees that Agent, for itself and the benefit of Lenders, shall have all rights, remedies and interests, including security interests in and liens upon the Collateral granted to Agent pursuant to Section 4 of this Amendment, under and pursuant to the Loan Agreement and the other Financing Agreements, with respect to such Subsidiary Trust and its properties and assets with the same force and effect as Agent, for itself and the benefit of Lenders, has with respect to Existing Borrowers and their respective assets and properties, as if such Subsidiary Trust had originally executed and had been an original Guarantor signatory, as the case may be, to the Loan Agreement and the other Financing Agreements, and (iv) assumes and agrees to be directly liable to Agent and Lenders for all Obligations under, contained in, or arising pursuant to the Loan Agreement or any of the other Financing Agreements to the same extent as if such Subsidiary Trust had originally executed and had been an original Guarantor signatory, as the case may be, to the Loan Agreement and the other Financing Agreements.

(b)  Each Borrower and each Existing Guarantor hereby agrees that the Guarantees, each dated March 31, 2004, by Borrowers and Existing Guarantors in favor of Agent (the “Existing Guarantees”) are hereby amended to include each Subsidiary Trust as an additional guarantor party signatory thereto, and each Subsidiary Trust hereby agrees that the Existing Guarantees are hereby amended to include each Subsidiary Trust as an additional guarantor party signatory thereto.  Each Subsidiary Trust hereby expressly (i) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with Borrowers and Existing Guarantors, for payment and performance of all Obligations (as defined in each Existing Guarantee), (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Existing Guarantees with the same force and effect as if each Subsidiary Trust had originally executed and been an original party signatory to the Existing Guarantees as a Guarantor, and (iii) agrees that Agent and Lenders shall have all rights, remedies and interests with respect to each Subsidiary Trust and its property under the Existing Guarantees with the same force and effect as if each Subsidiary Trust had originally executed and been an original party signatory as a Guarantor to the Existing Guarantees.

(c)  Agent and Lenders acknowledge and agree that in connection with the enforcement of their respective rights and remedies under the Financing Agreements against any Subsidiary Trust, the trustee of such Subsidiary Trust shall not have any personal liability whatsoever to Agent and Lenders.

6.      Authorization to File Financing Statements.  Each Subsidiary Trust hereby irrevocably and unconditionally authorizes Agent (or its agent) to file at any time and from time to time such financing statements indicating as the collateral all now existing or hereafter arising or acquired property and assets of such Subsidiary Trust (or such lesser property and assets as Agent may determine and describing any thereof in such detail and specificity as Agent may determine) naming Agent, as secured party, and such Subsidiary Trust, as debtor, and including any other information with respect to such Subsidiary Trust required under the UCC for the sufficiency of such financing statements or for such financing statements to be accepted by any filing office of such jurisdiction as Agent determines may be applicable, together with any amendments or continuations with respect thereto.  Each Subsidiary Trust also ratifies and approves its authorization for Agent to file any such financing statements which may have been filed by Agent prior to the Amendment No. 23 Effective Date.  In the event that the description of the collateral in any such financing statement with respect to any Subsidiary Trust includes assets that do not constitute Collateral, the filing of such financing statement shall nonetheless be deemed authorized by such Subsidiary Trust to the extent of the collateral included in such description and it shall not render such financing statement ineffective as to any of the Collateral.  Agent is also irrevocably and unconditionally authorized to adopt on behalf of each Subsidiary Trust any symbol required for authenticating any electronic filing.  Nothing contained in this Section should be construed to in any manner limit any other authorization by any Subsidiary Trust of the filing of financing statements by or on Agent’s behalf or for Agent’s benefit.

7.      Conditions Precedent.  The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(a)   Agent shall have received this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and the Lenders;

(b)   All of the Obligations in respect of the Existing H&H Tube Term Loan (including the Existing H&H Tube Term Loan Balance and all accrued and unpaid interest thereon) shall have been paid in full from the proceeds of the Term Loans;

(c)   All of the Obligations in respect of the Existing Equipment Purchase Term Loans (including the Existing Equipment Purchase Term Loan Balance and all accrued and unpaid interest thereon) shall have been paid in full from the proceeds of the Term Loans;

(d)   All of the Obligations in respect of the Supplemental Term Loans (including the Existing Supplemental Term Loan Balance and all accrued and unpaid interest thereon) shall have been paid in full from the proceeds of the Term Loans;

(e)   Agent shall have received, in form and substance satisfactory to Agent, each of the Term Notes, duly authorized, executed and delivered by the applicable Borrower in favor of Agent;

(f)    Agent shall have received, in form and substance satisfactory to Agent, Consent and Amendment No. 18 to the Tranche B Term Loan Agreement (the “Tranche B Amendment”), duly authorized, executed and delivered by Tranche B Term Loan Agent, Tranche B Term Loan Lenders, Borrowers and Guarantors, which Tranche B Amendment shall be in full force and effect on the date hereof;

(g)   Agent shall have received, in form and substance satisfactory to Agent, a true and correct copy of any consent, waiver or approval to or of this Amendment which any Borrower or Guarantor is required to obtain from any other Person; and

(h)   no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect hereto.

8.      Representations, Warranties and Covenants.  Each Borrower and Guarantor hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment), the truth and accuracy of which  representations and warranties are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

(a)   within one (1) Business Day following the Amendment No. 23 Effective Date, subject to and upon the terms and conditions contained herein and in the Loan Agreement, with proceeds of the Term Loans made on the Amendment No. 23 Effective Date, Borrowers shall prepay the Obligations in respect of the Term B Loan in the amount equal to $5,000,000, so that after giving effect thereto, the outstanding principal amount of the Term B Loan shall equal the amount of $35,000,000; provided, that, no Prepayment Fee shall be payable pursuant to Section 2.3C(d) of the Loan Agreement in connection with such prepayment;

(b)   within forty-five (45) days following the Amendment No. 23 Effective Date (or such later date as Agent shall agree in writing), Borrowers and Guarantors shall deliver or cause to be delivered to Agent the following, in each case in form and substance satisfactory to Agent:

(i)  an opinion of counsel to Borrowers and Guarantors with respect to the matters contemplated by this Amendment, addressed to Agent and Lenders as Agent shall reasonably require;

(ii)  Mortgages relating to the Real Property owned by the Subsidiary Trusts located at 7 Orne Street, North Attleboro, Massachusetts, 28 Grant Street, North Attleboro, Massachusetts, and 20 Grant Street, North Attleboro, Massachusetts, duly authorized, executed and delivered by each Subsidiary Trust;

(iii)  an amendment to each of the Mortgages relating to the Real Property of Borrowers and Guarantors located in (A) Fairfield, Connecticut, (B) Waterbury, Connecticut, (C) Broken Arrow and Tulsa, Oklahoma and (D) Rexdale, Ontario, Canada, in each case duly authorized, executed and delivered by the applicable Borrower or Guarantor;

(iv)  an endorsement to each of the mortgagee title policies issued by Fidelity National Title Insurance Company for the benefit of Agent relating to the Real Property of Borrowers and Guarantors located in (A) Canfield Ohio, (B) Evansville, Indiana, (C) Cudahy, Wisconsin, (D) Broken Arrow and Tulsa, Oklahoma, and (E) Rexdale, Ontario, Canada;

(v)  a Pledge and Security Agreement by H&H Electronic in favor of Agent, duly authorized, executed and delivered by H&H Electronic, granting to Agent a first pledge of and lien on all of the beneficial interests of each Subsidiary Trust;

(vi)  an Information Certificate duly authorized, executed and delivered by each Subsidiary Trust in favor of Agent and Lenders;

(vii)  UCC, Federal and State tax lien and judgment searches against each Subsidiary Trust in its jurisdiction of formation, the jurisdiction in which its chief executive office is located and all jurisdictions in which its assets are located;

(viii)  copies of the formation and governing documents of each Subsidiary Trust;

(ix)  a Trustee’s Certificate from each Subsidiary Trust with respect to, among other things, resolutions of the beneficiaries of each Subsidiary Trust approving the execution, delivery and performance by such Subsidiary Trust of the Loan Agreement and the other Financing Agreements; and

(x)  updated certificates of liability insurance, evidence of property insurance and lender’s loss payable endorsements required under the Loan Agreement and the other Financing Agreements for Parent and its Subsidiaries to include each Subsidiary Trust as a Subsidiary of Parent;

(c)  each Borrower and Guarantor that is a corporation is duly organized and in good standing under the laws of its jurisdiction of incorporation or formation and is duly qualified as a foreign corporation or trust and in good standing in all states, provinces or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect;

(d)  each Subsidiary Trust is duly organized under the laws of the Commonwealth of Massachusetts;

(e)  this Amendment and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment, the “Amendment Documents”), have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders or holders of beneficial interests, as applicable, and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and Guarantors contained herein and therein constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles;

(f)  the execution, delivery and performance of this Amendment and the other Amendment Documents (i) are all within each Borrower’s and Guarantor’s corporate or trust powers and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation or formation, by laws, trust agreement, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Tranche B Term Loan Documents and the Bairnco Loan Documents) to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound;

(g)  neither the execution and delivery of this Amendment or the other Amendment Documents, nor the consummation of the transactions contemplated hereby or thereby, nor compliance with the provisions hereof or thereof (i) has resulted in or shall result in the creation or imposition of any Lien upon any of the Collateral; (ii) has resulted in or shall result in the incurrence, creation or assumption of any Indebtedness of any Borrower or Guarantor; (iii) has violated or shall violate any applicable laws or regulations or any order or decree of any court or Governmental Authority in any respect; (iv) does or shall conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound (including without limitation the Tranche B Term Loan Documents and the Bairnco Loan Documents), and (v) violates or shall violate any provision of the certificate of incorporation or formation, by-laws, trust agreement or other organizational documentation of any Borrower or Guarantor;

(h)  no action of, or filing with, or consent of any Governmental Authority (other than the filing of UCC financing statements with respect to each Subsidiary Trust), and no consent, waiver or approval of any other third party is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment or the other Amendment Documents;

(i)  all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date;

(j)  all of the assets and properties of each Subsidiary Trust are owned by it, free and clear of all Liens of any kind, nature or description, except those security interests granted pursuant hereto in favor of Agent, and except for liens and security interests (if any) permitted under the Loan Agreement or the other Financing Agreements;

(k)  all of the beneficial interests of each Subsidiary Trust (i) are noted in its books and records, and (ii) have been duly authorized and validly issued, free and clear of all claims, liens, pledges and encumbrances of any kind;

(l)  as of the Amendment No. 23 Effective Date, each Subsidiary Trust (i) is a nominee trust, duly formed and validly existing under the laws of the Commonwealth of Massachusetts; (ii) is duly licensed or qualified to do business and is in good standing in each jurisdiction wherein the character of the properties owned or licensed or the nature of its business makes such licensing or qualification to do business necessary except for those jurisdictions where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect; and (iii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and as presently contemplated will be conducted in the future;

(m)  the Tranche B Amendment has been executed and delivered by all parties thereto and is in full force and effect; and

(n)  no Default or Event of Default exists or has occurred and is continuing on the date hereof.

9.      General Release.  Each Borrower and Guarantor may have certain Claims (as hereinafter defined) against the Released Parties (as hereinafter defined) regarding or relating to the Loan Agreement or the other Financing Agreements.  Agent, Lenders, Borrowers and Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each Borrower and Guarantor makes the release contained in this Section.  In consideration of Agent’s and Lenders’ entering into this Amendment and agreeing to the substantial concessions as set forth herein, each Borrower and Guarantor hereby fully and unconditionally releases and forever discharges Agent and each Lender and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which such Borrower or Guarantor has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including on account of or in any way affecting, concerning or arising out of or founded upon this Amendment up to and including the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, including the administration or enforcement of the Loans, the Obligations, the Loan Agreement or any of the other Financing Agreements (collectively, all of the foregoing are the “Claims”).  Each Borrower and Guarantor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by such Borrower or Guarantor against the Released Parties which is not released hereby.  Each Borrower and Guarantor represents and warrants that the foregoing constitutes a full and complete release of all Claims.

10.    Effect of this Agreement.  Except as expressly amended pursuant hereto, no other changes, waivers or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.  To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

11.    Further Assurances.  Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes hereof.

12.    Governing Law.  The validity, interpretation and enforcement of this Amendment and the other Amendment Documents (except as otherwise provided therein) any dispute arising out of the relationship between the parties hereto or thereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

13.    Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

14.    Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

15.    Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

AGENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/
Name:
Title:

LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/
Name:
Title:

BANK OF AMERICA, N.A.

By:	/s/
Name:
Title:

[SIGNATURE PAGES CONTINUE ON NEXT PAGE]

[SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

ABLECO FINANCE LLC, on behalf of itself and its Affiliate assigns

By:	/s/
Name:
Title:

FORTRESS CREDIT FUNDING III LP

By:	Fortress Credit Funding III GP LLC, its General Partner

By:	/s/
Name:
Title:

FORTRESS CREDIT FUNDING II LP

By:	Fortress Credit Funding II GP LLC, its General Partner

By:	/s/
Name:
Title:

FORTRESS CREDIT FUNDING IV LP

By:	Fortress Credit Funding IV GP LLC, its General Partner

By:	/s/
Name:
Title:

[SIGNATURE PAGES CONTINUE ON NEXT PAGE]

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BORROWERS

HANDY & HARMAN

By:	/s/
Name:
Title:

OMG, INC.

By:	/s/
Name:
Title:

CONTINENTAL INDUSTRIES, INC.

By:	/s/
Name:
Title:

MARYLAND SPECIALTY WIRE, INC.

By:	/s/
Name:
Title:

HANDY & HARMAN TUBE COMPANY, INC.

By:	/s/
Name:
Title:

CAMDEL METALS CORPORATION

By:	/s/
Name:
Title:

CANFIELD METAL COATING CORPORATION

By:	/s/
Name:
Title:

[SIGNATURE PAGES CONTINUE ON NEXT PAGE]

[SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

MICRO-TUBE FABRICATORS, INC

By:	/s/
Name:
Title:

INDIANA TUBE CORPORATION

By:	/s/
Name:
Title:

LUCAS-MILHAUPT, INC.

By:	/s/
Name:
Title:

HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION

By:	/s/
Name:
Title:

SUMCO INC.

By:	/s/
Name:
Title:

OMG ROOFING, INC.

By:	/s/
Name:
Title:

OMNI TECHNOLOGIES CORPORATION OF DANVILLE

By:	/s/
Name:
Title:

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GUARANTORS

HANDY & HARMAN OF CANADA, LIMITED

By:	/s/
Name:
Title:

ELE CORPORATION

By:	/s/
Name:
Title:

ALLOY RING SERVICE INC.

By:	/s/
Name:
Title:

DANIEL RADIATOR CORPORATION

By:	/s/
Name:
Title:

H&H PRODUCTIONS, INC.

By:	/s/
Name:
Title:

HANDY & HARMAN AUTOMOTIVE GROUP, INC.

By:	/s/
Name:
Title:

HANDY & HARMAN INTERNATIONAL, LTD.

By:	/s/
Name:
Title:

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HANDY & HARMAN PERU, INC.

By:	/s/
Name:
Title:

KJ-VMI REALTY, INC.

By:	/s/
Name:
Title:

PAL-RATH REALTY, INC.

By:	/s/
Name:
Title:

PLATINA LABORATORIES, INC.

By:	/s/
Name:
Title:

SHEFFIELD STREET CORPORATION

By:	/s/
Name:
Title:

SWM, INC.

By:	/s/
Name:
Title:

WILLING B WIRE CORPORATION

By:	/s/
Name:
Title:

[SIGNATURE PAGES CONTINUE ON NEXT PAGE]

[SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

THE 7 ORNE STREET NOMINEE TRUST

By:	/s/
Name:
Title:

THE 28 GRANT STREET NOMINEE TRUST

By:	/s/
Name:
Title:

20 GRANT STREET NOMINEE TRUST

By:	/s/
Name:
Title:

SCHEDULE 1
TO
AMENDMENT NO. 22 TO LOAN AND SECURITY AGREEMENT

SCHEDULE 1.24
TO
LOAN AND SECURITY AGREEMENT

Commitments

Lender	Commitments for Revolving Loans and Term Loans	Commitments for Term B Loan	Total Commitments
Wachovia Bank, National Association	$45,000,000	$0	$45,000,000
Bank of America, N.A.	$30,000,000	$0	$30,000,000
Ableco Finance LLC	$0	$17,500,000	$17,500,000
Fortress Credit Funding III LP	$0	$13,833,333.33	$13,833,333.33
Fortress Credit Funding II LP	$0	$1,750,000	$1,750,000
Fortress Credit Funding IV LP	$0	$1,916,666.67	$1,916,666.67
Total…	$75,000,000	$35,000,000	$110,000,000